SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

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FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 5, 2015

CLIXSTER MOBILE GROUP INC.

(Formerly known as China Media Group Corporation)

(Exact name of registrant as specified in its charter)

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Commission File Number: 000-50431

CLIXSTER MOBILE GROUP INC.

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(Exact name of small business issuer as specified in its charter)

Texas	7310	32-0034926
(State or other jurisdiction	(Primary Standard Industrial	(I.R.S. Employer
of incorporation or organization)	Classification Code Number)	Identification No.)

No. 3, Jalan Sri Hartamas 7, Taman Sri Hartamas 50480 Kuala Lumpur, Malaysia	N/A
(Address of Company's principal executive offices)	(Zip Code)

Tel: +601122112211    Fax: +60327262640

Email: suhaimi@clixster.net

(Company's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Principal Officers; Election of Directors, appointment of Principal Officers

On February 5, 2015, Mr. Chiat Kwong Ching submitted his resignation from his position as Non Executive Director of Clixster Mobile Group Inc. (the “Company”). Mr. Ching has not indicated that his departure was due to differences or disagreements with the Company’s executive management or Board of Directors.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CLIXSTER MOBILE GROUP INC.

/s/ Mohd. Suhaimi bin Rozali
Mohd Suhaimi bin Rozali
Treasurer, Chief Financial Officer, Company Secretary
Date: May 8, 2015